Exhibit 1.01

COMMERCIAL VEHICLE GROUP, INC.

Conflicts Minerals Report

For the Year Ended December 31, 2020

Introduction
This Conflict Minerals Report on Form SD (“Form SD”) of Commercial Vehicle Group, Inc. (the “Company,” “we,” or “our”) for the year ended December 31, 2020 is presented to comply with Rule 13p-1 under the Securities Exchange Act of 1934 (“Rule”). The Rule was adopted by the Securities and Exchange Commission (“SEC”) to implement reporting and disclosure requirements related to “conflict minerals” as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank Act”). The Rule imposes certain reporting obligations on SEC registrants whose products contain conflict minerals that are necessary to the functionality or production of their products (such minerals are referred to as “necessary conflict minerals”), excepting conflict minerals that, prior to January 31, 2013, were located “outside of the supply chain” (as defined in the Rule). Conflict minerals include columbite-tantalite (tantalum), cassiterite (tin), wolframite (tungsten) and gold. Numerous terms in this Form SD are defined in the Rule and the reader is referred to that source and to SEC Release No. 34-67716 issued by the SEC on August 22, 2012 for such definitions.

Company Overview and Product Description
The Company (through its subsidiaries) is global provider of components and assemblies into two primary end markets – the global vehicle market and the U.S. technology integrator markets. The Company provides components and assemblies to global vehicle companies to build original equipment and provides aftermarket products for fleet owners. The company also provides mechanical assemblies to warehouse automation integrators and to U.S. military technology integrators.

Company’s Conflict Minerals Policy
Pursuant to our conflict minerals policy, we are committed to avoiding the use of conflict minerals in our products which directly or indirectly finance or benefit armed groups in the Covered Countries.

As part of our efforts to comply with the Rule, we must conduct due diligence inquiries of our supply chain in order to accurately report our compliance with the Rule. We expect our suppliers to respond to information requests from us regarding the uses and sources of conflict minerals in their products including information about minerals that are recycled or scrapped. In order to respond to our information requests, we expect our suppliers to perform due diligence on the source and chain of custody of their conflict minerals in accordance with the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (the “OECD Guidance”).

The full text of our Conflict Minerals Policy is available under the “Investors” tab at http://ir.cvgrp.com. The content of any website referred to in this Form SD is included for general information only and unless otherwise indicated is not incorporated by reference in this Form SD.

Conflict Minerals Disclosure
We have concluded in good faith that during 2020:
a)We have manufactured or contracted to manufacture products of which conflict minerals are necessary to the functionality or production of our products, and

b)Based on a reasonable country of origin inquiry (described below), we have reason to believe that certain of our necessary conflict minerals may have originated in the Covered Countries and we have reason to believe that those necessary conflict minerals may not be solely from recycled or scrap sources.

Description of Reasonable Country of Origin Inquiry (“RCOI”) Efforts
Below is a description of our efforts to determine whether any of the necessary conflict minerals in our products originated in the Covered Countries.

As part of our RCOI efforts, we exercised due diligence in accordance with the OECD framework on the source and chain of custody of the conflict minerals by utilizing a reasonable risk-based approach to identify and group suppliers into categories including, Out-of-Scope suppliers and In-Scope suppliers. “Out-of-Scope” suppliers include: MRO, packaging, service providers, those that are not necessary to the functionality or production of our products, as well as suppliers whose products have been identified as not containing conflict minerals. “In-Scope” suppliers provide items that are necessary to the function or production of our products, have the potential of containing conflict minerals or the presence of conflict minerals is unknown.

Upon identifying suppliers that met the requirements set forth above(the “Targeted Supplier Group”), we requested 1,504 suppliers in the Targeted Supplier Group to complete a Conflict Minerals Reporting Template (“CMRT”) or provide written confirmation on the presence of 3TG in the items provided to the Company during the period January 1, 2020 to December 31, 2020. Out of our Targeted Supplier Group, 29% responded using a CMRT or other written confirmation as to the presence of conflict minerals, with 3% of our Targeted Supplier Group responding with invalid CMRT forms or other written correspondence which did not clearly specify if conflict minerals are present in the items or materials. A number of our Targeted Supplier Group did not respond to requests for information. In the aggregate, we received responses in the form of completed CMRT Forms, written correspondence, or online public statements indicating the presence or non-presence of conflict minerals from 29% of our Targeted Supplier Group.

The Process of Distribution, Collection and Review of Completed responses from the Targeted Supplier Group

i.A request was sent to suppliers using our designated conflict minerals email address while the iPoint portal was used to respond to customer requests. We use iPoint as a tool to manage the distribution and collection of CMRT Forms when possible as iPoint is generally known in our industry as a very reliable tool to manage, track and report data across the supply chain.

ii.Once the CMRT Forms were returned, they were reviewed for completeness. Our review for completeness included validating that required fields were completed according to the instructions found on the CMRT instructions tab. If the CMRT was uninterpretable, the supplier was contacted for updated information.

iii.Written confirmation, including emails, letters or other documentation were also reviewed to determine if conflict minerals were used in the products or materials received during 2020.

The Process of Collection and Review of Information from our Targeted Supplier Group that did not complete CMRT Forms
As disclosed above, we received responses from certain of our Targeted Supplier Group in the form of email, letters or other written correspondence. If the responses received did not provide the required information, we attempted to obtain the required information from the supplier.

Additional Source and Chain of Custody Due Diligence
Approximately 13% of respondents from our Targeted Supplier Group indicated that 1 or more of their conflict minerals either originated in the Covered Countries or they were uncertain as to whether their conflict minerals originated in the Covered Countries. We have communicated our conflict minerals policy to suppliers in our Targeted Supplier Group, and we have informed them that we are committed to avoiding the use of conflict minerals in our products which directly or indirectly finance or benefit armed groups in the Covered Countries.

Risk Mitigation Strategies and Steps to Improve Due Diligence in the Future
In subsequent compliance periods, we intend to continue to improve the collection of due diligence data in order to continue mitigating the risk that necessary conflict minerals directly or indirectly finance or benefit armed groups in the Covered Countries. In doing so, we intend to take the following steps, among others:

•Continue to engage our Targeted Supplier Group to increase our response rate for CMRT Forms, and ensure the CMRT Forms we receive are fully completed; and

•Continue to identify process improvements for the next reporting period by benchmarking relevant information, remaining current on guidance from the SEC, and incorporating best practices for good faith RCOI and related due diligence.

Smelters and Refiners

The completed CMRT Forms included information about smelters and refiners, if any, used by our Targeted Supplier Group. A representative sampling of smelters and refiners were then reviewed against the smelter list located on the Responsible Minerals Initiative (“RMI”) website, formally CFSI. Not all of the smelters and refiners from which our suppliers sourced conflict minerals were RMI active or conformant.

We do not have direct smelter relationships. As such, we had limitations in obtaining information independently. RMI, the primary industry scheme currently in place for identifying and auditing smelters and refiners, utilizes a third party auditor to assess the due diligence information consistent with the OECD Guidance including transportation and transit routes as well as mine origin to determine whether the smelter minerals are conflict free. Although the RMI does not provide information on transit and transportation routes used between the mine and the smelter, it does review this type of information covered by the in-region sourcing scheme as part of the third party audit of smelters due diligence practices for sourcing. We relied on information from RMI and third party audits to assess smelters’ due diligence practices in accordance with the OECD Guidance. This is aligned with the recommendation contained in the OECD Guidance, which allows for the review of the information on country of mineral origin, transit and transportation routes and smelters and refiners through collective efforts.

Below is a List of Smelters and Refiners provided by our Targeted Supplier Group that have been identified as Active and Conformant with the Responsible Minerals Assurance Process (RMAP) Protocols Maintained by RMI and posted on the RMI website as of May 22, 2021.

Smelter ID	Standard Smelter Name	State/ Province/ Region	Country Location	METAL	STATUS
CID002763	8853 S.p.A.	Pero, Lombardia	ITALY	GOLD	CONFORMANT
CID000015	Advanced Chemical Company	Warwick, Rhode Island	UNITED STATES OF AMERICA	GOLD	CONFORMANT
CID000019	Aida Chemical Industries Co., Ltd.	Fuchu, Tokyo	JAPAN	GOLD	CONFORMANT
CID002560	Al Etihad Gold Refinery DMCC	Dubai, Dubayy	UNITED ARAB EMIRATES	GOLD	CONFORMANT
CID000035	Allgemeine Gold-und Silberscheideanstalt A.G.	Pforzheim, Baden-Württemberg	GERMANY	GOLD	CONFORMANT
CID000041	Almalyk Mining and Metallurgical Complex (AMMC)	Almalyk, Toshkent	UZBEKISTAN	GOLD	CONFORMANT
CID000058	AngloGold Ashanti Corrego do Sitio Mineracao	Nova Lima, Minas Gerais	BRAZIL	GOLD	CONFORMANT
CID000077	Argor-Heraeus S.A.	Mendrisio, Ticino	SWITZERLAND	GOLD	CONFORMANT
CID000082	Asahi Pretec Corp.	Kobe, Hyogo, Japan	JAPAN	GOLD	CONFORMANT
CID000924	Asahi Refining Canada Ltd.	Brampton, Ontario	CANADA	GOLD	CONFORMANT
CID000920	Asahi Refining USA Inc.	Salt Lake City, Utah	UNITED STATES OF AMERICA	GOLD	CONFORMANT
CID000090	Asaka Riken Co., Ltd.	Tamura, Fukushima	JAPAN	GOLD	CONFORMANT
CID002850	AU Traders and Refiners	Johannesburg, Gauteng	SOUTH AFRICA	GOLD	CONFORMANT

CID000113	Aurubis AG	Hamburg, Hamburg	GERMANY	GOLD	CONFORMANT
CID002863	Bangalore Refinery	Bangalore, Karnataka	INDIA	GOLD	CONFORMANT
CID000128	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Quezon City, Rizal	PHILIPPINES	GOLD	CONFORMANT
CID000157	Boliden AB	Skelleftehamn, Västerbottens län [SE-24]	SWEDEN	GOLD	CONFORMANT
CID000176	C. Hafner GmbH + Co. KG	Pforzheim, Baden-Württemberg	GERMANY	GOLD	CONFORMANT
CID000185	CCR Refinery - Glencore Canada Corporation	Montréal, Quebec	CANADA	GOLD	CONFORMANT
CID000189	Cendres + Metaux S.A.	Biel-Bienne, Bern	SWITZERLAND	GOLD	CONFORMANT
CID000233	Chimet S.p.A.	Arezzo, Toscana	ITALY	GOLD	CONFORMANT
CID000264	Chugai Mining	Chiyoda, Tokyo	JAPAN	GOLD	CONFORMANT
CID000362	DODUCO Contacts and Refining GmbH	Pforzheim, Baden-Württemberg	GERMANY	GOLD	CONFORMANT
CID000401	Dowa	Kosaka, Akita	JAPAN	GOLD	CONFORMANT
CID000359	DSC (Do Sung Corporation)	Gimpo, Gyeonggi-do	KOREA, REPUBLIC OF	GOLD	CONFORMANT
CID000425	Eco-System Recycling Co., Ltd. East Plant	Honjo, Saitama	JAPAN	GOLD	CONFORMANT
CID003424	Eco-System Recycling Co., Ltd. North Plant	Kazuno, Akita	JAPAN	GOLD	CONFORMANT
CID003425	Eco-System Recycling Co., Ltd. West Plant	Okayama, Okayama	JAPAN	GOLD	CONFORMANT
CID002561	Emirates Gold DMCC	Dubai, Dubayy	UNITED ARAB EMIRATES	GOLD	CONFORMANT
CID002459	Geib Refining Corporation	Warwick, Rhode Island	UNITED STATES OF AMERICA	GOLD	CONFORMANT
CID002243	Gold Refinery of Zijin Mining Group Co., Ltd.	Shanghang, Fujian Sheng	CHINA	GOLD	CONFORMANT
CID000694	Heimerle + Meule GmbH	Pforzheim, Baden-Württemberg	GERMANY	GOLD	CONFORMANT

CID000707	Heraeus Metals Hong Kong Ltd.	Fanling, Hong Kong SAR	CHINA	GOLD	CONFORMANT
CID000801	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	Hohhot, Nei Mongol Zizhiqu	CHINA	GOLD	CONFORMANT
CID000807	Ishifuku Metal Industry Co., Ltd.	Soka, Saitama	JAPAN	GOLD	CONFORMANT
CID000814	Istanbul Gold Refinery	Kuyumcukent, İstanbul	TURKEY	GOLD	CONFORMANT
CID002765	Italpreziosi	Arezzo, Toscana	ITALY	GOLD	CONFORMANT
CID000823	Japan Mint	Osaka, Osaka	JAPAN	GOLD	CONFORMANT
CID000855	Jiangxi Copper Co., Ltd.	Guixi City, Jiangxi Sheng	CHINA	GOLD	CONFORMANT
CID000493	JSC Novosibirsk Refinery	Novosibirsk, Novosibirskaya oblast'	RUSSIAN FEDERATION	GOLD	CONFORMANT
CID000929	JSC Uralelectromed	Verkhnyaya Pyshma, Sverdlovskaya oblast'	RUSSIAN FEDERATION	GOLD	CONFORMANT
CID000937	JX Nippon Mining & Metals Co., Ltd.	Ōita, Ôita	JAPAN	GOLD	CONFORMANT
CID000957	Kazzinc	Ust-Kamenogorsk, Qaraghandy oblysy	KAZAKHSTAN	GOLD	CONFORMANT
CID000969	Kennecott Utah Copper LLC	Magna, Utah	UNITED STATES OF AMERICA	GOLD	CONFORMANT
CID002511	KGHM Polska Miedz Spolka Akcyjna	Lubin, Dolnośląskie	POLAND	GOLD	CONFORMANT
CID000981	Kojima Chemicals Co., Ltd.	Sayama, Saitama	JAPAN	GOLD	CONFORMANT
CID002605	Korea Zinc Co., Ltd.	Gangnam, Seoul-teukbyeolsi	KOREA, REPUBLIC OF	GOLD	CONFORMANT
CID001029	Kyrgyzaltyn JSC	Bishkek, Chüy	KYRGYZSTAN	GOLD	CONFORMANT
CID002762	L'Orfebre S.A.	Andorra la Vella, Andorra la Vella	ANDORRA	GOLD	CONFORMANT
CID001078	LS-NIKKO Copper Inc.	Onsan-eup, Ulsan-gwangyeoksi	KOREA, REPUBLIC OF	GOLD	CONFORMANT
CID000689	LT Metal Ltd.	Seo-gu, Incheon-gwangyeoksi	KOREA, REPUBLIC OF	GOLD	CONFORMANT
CID002606	Marsam Metals	Sao Paolo, São Paulo	BRAZIL	GOLD	CONFORMANT

CID001113	Materion	Buffalo, New York	UNITED STATES OF AMERICA	GOLD	CONFORMANT
CID001119	Matsuda Sangyo Co., Ltd.	Iruma, Saitama	JAPAN	GOLD	CONFORMANT
CID003575	Metal Concentrators SA (Pty) Ltd.	Kempton Park, Gauteng	SOUTH AFRICA	GOLD	CONFORMANT
CID001149	Metalor Technologies (Hong Kong) Ltd.	Kwai Chung, Hong Kong SAR	CHINA	GOLD	CONFORMANT
CID001152	Metalor Technologies (Singapore) Pte., Ltd.	Singapore, South West	SINGAPORE	GOLD	CONFORMANT
CID001147	Metalor Technologies (Suzhou) Ltd.	Suzhou Industrial Park, Jiangsu Sheng	CHINA	GOLD	CONFORMANT
CID001153	Metalor Technologies S.A.	Marin, Neuchâtel	SWITZERLAND	GOLD	CONFORMANT
CID001157	Metalor USA Refining Corporation	North Attleboro, Massachusetts	UNITED STATES OF AMERICA	GOLD	CONFORMANT
CID001161	Metalurgica Met-Mex Penoles S.A. De C.V.	Torreon, Coahuila de Zaragoza	MEXICO	GOLD	CONFORMANT
CID001188	Mitsubishi Materials Corporation	Tokyo, Tokyo	JAPAN	GOLD	CONFORMANT
CID001193	Mitsui Mining and Smelting Co., Ltd.	Takehara, Hiroshima	JAPAN	GOLD	CONFORMANT
CID002509	MMTC-PAMP India Pvt., Ltd.	Mewat, Haryana	INDIA	GOLD	CONFORMANT
CID001204	Moscow Special Alloys Processing Plant	Obrucheva, Moskva	RUSSIAN FEDERATION	GOLD	CONFORMANT
CID001220	Nadir Metal Rafineri San. Ve Tic. A.S.	Bahçelievler, İstanbul	TURKEY	GOLD	CONFORMANT
CID001236	Navoi Mining and Metallurgical Combinat	Navoi, Navoiy	UZBEKISTAN	GOLD	CONFORMANT
CID001259	Nihon Material Co., Ltd.	Noda, Chiba	JAPAN	GOLD	CONFORMANT

CID002779	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	Vienna, Wien	AUSTRIA	GOLD	CONFORMANT
CID001325	Ohura Precious Metal Industry Co., Ltd.	Nara-shi, Nara	JAPAN	GOLD	CONFORMANT
CID001326	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	Krasnoyarsk, Krasnoyarskiy kray	RUSSIAN FEDERATION	GOLD	CONFORMANT
CID001352	PAMP S.A.	Castel San Pietro, Ticino	SWITZERLAND	GOLD	CONFORMANT
CID002919	Planta Recuperadora de Metales SpA	Mejillones, Antofagasta	CHILE	GOLD	CONFORMANT
CID001386	Prioksky Plant of Non-Ferrous Metals	Kasimov, Ryazanskaya oblast'	RUSSIAN FEDERATION	GOLD	CONFORMANT
CID001397	PT Aneka Tambang (Persero) Tbk	Jakarta, Jakarta Raya	INDONESIA	GOLD	CONFORMANT
CID001498	PX Precinox S.A.	La Chaux-de-Fonds, Neuchâtel	SWITZERLAND	GOLD	CONFORMANT
CID001512	Rand Refinery (Pty) Ltd.	Germiston, Gauteng	SOUTH AFRICA	GOLD	CONFORMANT
CID002582	REMONDIS PMR B.V.	Moerdijk, Noord-Brabant	NETHERLANDS	GOLD	CONFORMANT
CID001534	Royal Canadian Mint	Ottawa, Ontario	CANADA	GOLD	CONFORMANT
CID002761	SAAMP	Paris, Île-de-France	FRANCE	GOLD	CONFORMANT
CID002973	Safimet S.p.A	Arezzo, Toscana	ITALY	GOLD	CONFORMANT
CID002290	SAFINA A.S.	Vestec, Praha-západ	CZECHIA	GOLD	CONFORMANT
CID001555	Samduck Precious Metals	Namdong, Incheon-gwangyeoksi	KOREA, REPUBLIC OF	GOLD	CONFORMANT
CID002777	SAXONIA Edelmetalle GmbH	Halsbruke, Sachsen	GERMANY	GOLD	CONFORMANT
CID001585	SEMPSA Joyeria Plateria S.A.	Madrid, Madrid, Comunidad de	SPAIN	GOLD	CONFORMANT
CID001916	Shandong Gold Smelting Co., Ltd.	Laizhou, Shandong Sheng	CHINA	GOLD	CONFORMANT

CID001622	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	Zhaoyuan, Shandong Sheng	CHINA	GOLD	CONFORMANT
CID001736	Sichuan Tianze Precious Metals Co., Ltd.	Chengdu, Sichuan Sheng	CHINA	GOLD	CONFORMANT
CID002516	Singway Technology Co., Ltd.	Dayuan, Taoyuan	TAIWAN, PROVINCE OF CHINA	GOLD	CONFORMANT
CID001756	SOE Shyolkovsky Factory of Secondary Precious Metals	Shyolkovo, Moskovskaja oblast'	RUSSIAN FEDERATION	GOLD	CONFORMANT
CID001761	Solar Applied Materials Technology Corp.	Tainan City, Tainan	TAIWAN, PROVINCE OF CHINA	GOLD	CONFORMANT
CID001798	Sumitomo Metal Mining Co., Ltd.	Saijo, Wehime	JAPAN	GOLD	CONFORMANT
CID002918	SungEel HiMetal Co., Ltd.	Gunsan-si, Jeollabuk-do	KOREA, REPUBLIC OF	GOLD	CONFORMANT
CID002580	T.C.A S.p.A	Capolona, Toscana	ITALY	GOLD	CONFORMANT
CID001875	Tanaka Kikinzoku Kogyo K.K.	Hiratsuka, Kanagawa	JAPAN	GOLD	CONFORMANT
CID001938	Tokuriki Honten Co., Ltd.	Kuki, Saitama	JAPAN	GOLD	CONFORMANT
CID002615	TOO Tau-Ken-Altyn	Astana, Almaty	KAZAKHSTAN	GOLD	CONFORMANT
CID001955	Torecom	Asan, Chungcheongnam-do	KOREA, REPUBLIC OF	GOLD	CONFORMANT
CID003195	TSK Pretech	Chopyeong-myeon, Chungcheongbuk-do	KOREA, REPUBLIC OF	GOLD	CONFORMANT
CID002314	Umicore Precious Metals Thailand	Khwaeng Dok Mai, Krung Thep Maha Nakhon	THAILAND	GOLD	CONFORMANT
CID001980	Umicore S.A. Business Unit Precious Metals Refining	Hoboken, Antwerpen	BELGIUM	GOLD	CONFORMANT
CID001993	United Precious Metal Refining, Inc.	Alden, New York	UNITED STATES OF AMERICA	GOLD	CONFORMANT
CID002003	Valcambi S.A.	Balerna, Ticino	SWITZERLAND	GOLD	CONFORMANT

CID002030	Western Australian Mint (T/a The Perth Mint)	Newburn, Western Australia	AUSTRALIA	GOLD	CONFORMANT
CID002778	WIELAND Edelmetalle GmbH	Pforzeim, Baden-Wurttemberg	GERMANY	GOLD	CONFORMANT
CID002100	Yamakin Co., Ltd.	Konan, Kochi	JAPAN	GOLD	CONFORMANT
CID002129	Yokohama Metal Co., Ltd.	Sagamihara, Kanagawa	JAPAN	GOLD	CONFORMANT
CID002224	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	Sanmenxia, Henan Sheng	CHINA	GOLD	CONFORMANT
CID003500	Alexy Metals	Mentor, Ohio	UNITED STATES OF AMERICA	GOLD	ACTIVE
CID003461	Augmont Enterprises Private Limited	Mumbai, Maharashtra	INDIA	GOLD	ACTIVE
CID003421	C.I Metales Procesados Industriales SAS	Cota, Cundinamarca	COLOMBIA	GOLD	ACTIVE
CID000711	Heraeus Germany GmbH Co. KG	Hanau, Hessen	GERMANY	GOLD	ACTIVE
CID002562	International Precious Metal Refiners	Dubai, Dubayy	UNITED ARAB EMIRATES	GOLD	ACTIVE
CID003557	Metallix Refining Inc.	Greenville, North Carolina	UNITED STATES OF AMERICA	GOLD	ACTIVE
CID001076	AMG Brasil	São João del Rei, Minas Gerais	BRAZIL	TANTALUM	CONFORMANT
CID000092	Asaka Riken Co., Ltd.	Tamura, Fukushima	JAPAN	TANTALUM	CONFORMANT
CID000211	Changsha South Tantalum Niobium Co., Ltd.	Changsha, Hunan Sheng	CHINA	TANTALUM	CONFORMANT
CID002504	D Block Metals, LLC	Gastonia, North Carolina	UNITED STATES OF AMERICA	TANTALUM	CONFORMANT
CID000456	Exotech Inc.	Pompano Beach, Florida	UNITED STATES OF AMERICA	TANTALUM	CONFORMANT
CID000460	F&X Electro-Materials Ltd.	Jiangmen, Guangdong Sheng	CHINA	TANTALUM	CONFORMANT
CID002505	FIR Metals & Resource Ltd.	Zhuzhou, Hunan Sheng	CHINA	TANTALUM	CONFORMANT
CID002558	Global Advanced Metals Aizu	Aizuwakamatsu, Fukushima	JAPAN	TANTALUM	CONFORMANT
CID002557	Global Advanced Metals Boyertown	Boyertown, Pennsylvania	UNITED STATES OF AMERICA	TANTALUM	CONFORMANT

CID000291	Guangdong Rising Rare Metals-EO Materials Ltd.	Yingde, Guangdong Sheng	CHINA	TANTALUM	CONFORMANT
CID002547	H.C. Starck Hermsdorf GmbH	Hermsdorf, Thüringen	GERMANY	TANTALUM	CONFORMANT
CID002548	H.C. Starck Inc.	Newton, Massachusetts	UNITED STATES OF AMERICA	TANTALUM	CONFORMANT
CID002492	Hengyang King Xing Lifeng New Materials Co., Ltd.	Hengyang, Hunan Sheng	CHINA	TANTALUM	CONFORMANT
CID002512	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	Fengxin, Jiangxi Sheng	CHINA	TANTALUM	CONFORMANT
CID002842	Jiangxi Tuohong New Raw Material	Yi Chun City, Jiangxi Sheng	CHINA	TANTALUM	CONFORMANT
CID000914	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Jiujiang, Jiangxi Sheng	CHINA	TANTALUM	CONFORMANT
CID000917	Jiujiang Tanbre Co., Ltd.	Jiujiang, Jiangxi Sheng	CHINA	TANTALUM	CONFORMANT
CID002506	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Jiujiang, Jiangxi Sheng	CHINA	TANTALUM	CONFORMANT
CID002539	KEMET de Mexico	Matamoros, Tamaulipas	MEXICO	TANTALUM	CONFORMANT
CID002847	Meta Materials	Balin Dol, Gostivar	NORTH MACEDONIA, REPUBLIC OF	TANTALUM	CONFORMANT
CID001163	Metallurgical Products India Pvt., Ltd.	District Raigad, Maharashtra	INDIA	TANTALUM	CONFORMANT
CID001175	Mineracao Taboca S.A.	Presidente Figueiredo, Amazonas	BRAZIL	TANTALUM	CONFORMANT
CID001192	Mitsui Mining and Smelting Co., Ltd.	Omuta, Fukuoka	JAPAN	TANTALUM	CONFORMANT
CID001277	Ningxia Orient Tantalum Industry Co., Ltd.	Shizuishan City, Ningxia Huizi Zizhiqu	CHINA	TANTALUM	CONFORMANT
CID001200	NPM Silmet AS	Sillamäe, Ida-Virumaa	ESTONIA	TANTALUM	CONFORMANT
CID001508	QuantumClean	Carrollton, Texas	UNITED STATES OF AMERICA	TANTALUM	CONFORMANT
CID002707	Resind Industria e Comercio Ltda.	São João del Rei, Minas gerais	BRAZIL	TANTALUM	CONFORMANT

CID001769	Solikamsk Magnesium Works OAO	Solikamsk, Permskiy kray	RUSSIAN FEDERATION	TANTALUM	CONFORMANT
CID001869	Taki Chemical Co., Ltd.	Harima, Hyogo	JAPAN	TANTALUM	CONFORMANT
CID002544	TANIOBIS Co., Ltd.	Map Ta Phut, Rayong	THAILAND	TANTALUM	CONFORMANT
CID002545	TANIOBIS GmbH	Goslar, Niedersachsen	GERMANY	TANTALUM	CONFORMANT
CID002549	TANIOBIS Japan Co., Ltd.	Mito, Ibaraki	JAPAN	TANTALUM	CONFORMANT
CID002550	TANIOBIS Smelting GmbH & Co. KG	Laufenburg, Baden-Württemberg	GERMANY	TANTALUM	CONFORMANT
CID001891	Telex Metals	Croydon, Pennsylvania	UNITED STATES OF AMERICA	TANTALUM	CONFORMANT
CID001969	Ulba Metallurgical Plant JSC	Ust-Kamenogorsk, Qaraghandy oblysy	KAZAKHSTAN	TANTALUM	CONFORMANT
CID000616	XIMEI RESOURCES (GUANGDONG) LIMITED	Yingde, Guangdong Sheng	CHINA	TANTALUM	CONFORMANT
CID002508	XinXing HaoRong Electronic Material Co., Ltd.	YunFu City, Guangdong Sheng	CHINA	TANTALUM	CONFORMANT
CID001522	Yanling Jincheng Tantalum & Niobium Co., Ltd.	Zhuzhou, Hunan Sheng	CHINA	TANTALUM	CONFORMANT
CID003486	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	São José, Santa Catarina	BRAZIL	TIN	ACTIVE
CID003524	CRM Synergies	Toledo, Toledo	SPAIN	TIN	ACTIVE
CID002570	CV Ayi Jaya	Sungailiat, Kepulauan Bangka Belitung	INDONESIA	TIN	ACTIVE
CID002455	CV Venus Inti Perkasa	Pangkal Pinang, Kepulauan Bangka Belitung	INDONESIA	TIN	ACTIVE
CID000448	Estanho de Rondonia S.A.	Ariquemes, Rondônia	BRAZIL	TIN	ACTIVE
CID001305	Novosibirsk Processing Plant Ltd.	Novosibirsk, Novosibirskaya oblast'	RUSSIAN FEDERATION	TIN	ACTIVE

CID000309	PT Aries Kencana Sejahtera	Pemali, Kepulauan Bangka Belitung	INDONESIA	TIN	ACTIVE
CID001428	PT Bukit Timah	Pangkal Pinang, Kepulauan Bangka Belitung	INDONESIA	TIN	ACTIVE
CID002870	PT Lautan Harmonis Sejahtera	Pasir Putih, Kepulauan Bangka Belitung	INDONESIA	TIN	ACTIVE
CID003380	PT Masbro Alam Stania	Sungailiat, Bangka Belitung	INDONESIA	TIN	ACTIVE
CID002816	PT Sukses Inti Makmur	Sungai Samak, Kepulauan Bangka Belitung	INDONESIA	TIN	ACTIVE
CID001486	PT Timah Nusantara	Tempilang, Kepulauan Bangka Belitung	INDONESIA	TIN	ACTIVE
CID002756	Super Ligas	Piracicaba, São Paulo	BRAZIL	TIN	ACTIVE
CID000292	Alpha	Altoona, Pennsylvania	UNITED STATES OF AMERICA	TIN	CONFORMANT
CID000228	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	Chenzhou, Hunan Sheng	CHINA	TIN	CONFORMANT
CID003190	Chifeng Dajingzi Tin Industry Co., Ltd.	Chifeng, Nei Mongol Zizhiqu	CHINA	TIN	CONFORMANT
CID001070	China Tin Group Co., Ltd.	Laibin, Guangxi Zhuangzu Zizhiqu	CHINA	TIN	CONFORMANT
CID000402	Dowa	Kosaka, Akita	JAPAN	TIN	CONFORMANT
CID000438	EM Vinto	Oruro, Oruro	BOLIVIA (PLURINATIONAL STATE OF)	TIN	CONFORMANT
CID000468	Fenix Metals	Chmielów, Podkarpackie	POLAND	TIN	CONFORMANT
CID002848	Gejiu Fengming Metallurgy Chemical Plant	Gejiu, Yunnan Sheng	CHINA	TIN	CONFORMANT
CID000942	Gejiu Kai Meng Industry and Trade LLC	Gejiu, Yunnan Sheng	CHINA	TIN	CONFORMANT
CID000538	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Gejiu, Yunnan Sheng	CHINA	TIN	CONFORMANT

CID001908	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	Geiju, Yunnan Sheng	CHINA	TIN	CONFORMANT
CID000555	Gejiu Zili Mining And Metallurgy Co., Ltd.	Gejiu, Yunnan Sheng	CHINA	TIN	CONFORMANT
CID003116	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	Chaozhou, Guangdong Sheng	CHINA	TIN	CONFORMANT
CID002849	Guanyang Guida Nonferrous Metal Smelting Plant	Guanyang, Guangxi Zhuangzu Zizhiqu	CHINA	TIN	CONFORMANT
CID002844	HuiChang Hill Tin Industry Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	TIN	CONFORMANT
CID000760	Huichang Jinshunda Tin Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	TIN	CONFORMANT
CID001231	Jiangxi New Nanshan Technology Ltd.	Ganzhou, Jiangxi Sheng	CHINA	TIN	CONFORMANT
CID003387	Luna Smelter, Ltd.	Kigali, City of Kigali	RWANDA	TIN	CONFORMANT
CID003379	Ma'anshan Weitai Tin Co., Ltd.	Maanshan, Anhui Sheng	CHINA	TIN	CONFORMANT
CID002468	Magnu's Minerais Metais e Ligas Ltda.	São João del Rei, Minas Gerais	BRAZIL	TIN	CONFORMANT
CID001105	Malaysia Smelting Corporation (MSC)	Butterworth, Pulau Pinang	MALAYSIA	TIN	CONFORMANT
CID002500	Melt Metais e Ligas S.A.	Ariquemes, Rondônia	BRAZIL	TIN	CONFORMANT
CID001142	Metallic Resources, Inc.	Twinsburg, Ohio	UNITED STATES OF AMERICA	TIN	CONFORMANT
CID002773	Metallo Belgium N.V.	Beerse, Antwerpen	BELGIUM	TIN	CONFORMANT
CID002774	Metallo Spain S.L.U.	Berango, Bizkaia	SPAIN	TIN	CONFORMANT
CID001173	Mineracao Taboca S.A.	Bairro Guarapiranga, Pirapora do Bom Jesus City, São Paulo	BRAZIL	TIN	CONFORMANT
CID001182	Minsur	Paracas, Ika	PERU	TIN	CONFORMANT

CID001191	Mitsubishi Materials Corporation	Tokyo, Tokyo	JAPAN	TIN	CONFORMANT
CID001314	O.M. Manufacturing (Thailand) Co., Ltd.	Sriracha, Chon Buri	THAILAND	TIN	CONFORMANT
CID002517	O.M. Manufacturing Philippines, Inc.	Rosario, Cavite	PHILIPPINES	TIN	CONFORMANT
CID001337	Operaciones Metalurgicas S.A.	Oruro, Oruro	BOLIVIA (PLURINATIONAL STATE OF)	TIN	CONFORMANT
CID001399	PT Artha Cipta Langgeng	Sungailiat, Kepulauan Bangka Belitung	INDONESIA	TIN	CONFORMANT
CID002503	PT ATD Makmur Mandiri Jaya	Sungailiat, Kepulauan Bangka Belitung	INDONESIA	TIN	CONFORMANT
CID001402	PT Babel Inti Perkasa	Lintang, Kepulauan Bangka Belitung	INDONESIA	TIN	CONFORMANT
CID001406	PT Babel Surya Alam Lestari	Badau, Kepulauan Bangka Belitung	INDONESIA	TIN	CONFORMANT
CID003205	PT Bangka Serumpun	Pangkalpinang, Kepulauan Bangka Belitung	INDONESIA	TIN	CONFORMANT
CID002835	PT Menara Cipta Mulia	Mentawak, Kepulauan Bangka Belitung	INDONESIA	TIN	CONFORMANT
CID001453	PT Mitra Stania Prima	Sungailiat, Kepulauan Bangka Belitung	INDONESIA	TIN	CONFORMANT
CID001458	PT Prima Timah Utama	Pangkal Pinang, Kepulauan Bangka Belitung	INDONESIA	TIN	CONFORMANT
CID003381	PT Rajawali Rimba Perkasa	Tukak Sadai, Bangka Belitung	INDONESIA	TIN	CONFORMANT
CID002593	PT Rajehan Ariq	Pangkal Pinang, Kepulauan Bangka Belitung	INDONESIA	TIN	CONFORMANT
CID001460	PT Refined Bangka Tin	Sungailiat, Kepulauan Bangka Belitung	INDONESIA	TIN	CONFORMANT
CID001468	PT Stanindo Inti Perkasa	Pangkal Pinang, Kepulauan Bangka Belitung	INDONESIA	TIN	CONFORMANT

CID001477	PT Timah Tbk Kundur	Kundur, Riau	INDONESIA	TIN	CONFORMANT
CID001482	PT Timah Tbk Mentok	Mentok, Kepulauan Bangka Belitung	INDONESIA	TIN	CONFORMANT
CID001490	PT Tinindo Inter Nusa	Pangkal Pinang, Kepulauan Bangka Belitung	INDONESIA	TIN	CONFORMANT
CID002706	Resind Industria e Comercio Ltda.	São João del Rei, Minas gerais	BRAZIL	TIN	CONFORMANT
CID001539	Rui Da Hung	Taoyuan, Taoyuan	TAIWAN, PROVINCE OF CHINA	TIN	CONFORMANT
CID001758	Soft Metais Ltda.	Bebedouro, São Paulo	BRAZIL	TIN	CONFORMANT
CID002834	Thai Nguyen Mining and Metallurgy Co., Ltd.	Thai Nguyen, Thái Nguyên	VIET NAM	TIN	CONFORMANT
CID001898	Thaisarco	Amphur Muang, Phuket	THAILAND	TIN	CONFORMANT
CID003325	Tin Technology & Refining	West Chester, Pennsylvania	UNITED STATES OF AMERICA	TIN	CONFORMANT
CID002036	White Solder Metalurgia e Mineracao Ltda.	Ariquemes, Rondônia	BRAZIL	TIN	CONFORMANT
CID002158	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	Gejiu, Yunnan Sheng	CHINA	TIN	CONFORMANT
CID002180	Yunnan Tin Company Limited	Gejiu, Yunnan Sheng	CHINA	TIN	CONFORMANT
CID003397	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	Gejiu, Yunnan Sheng	CHINA	TIN	CONFORMANT
CID003427	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	Sao Paulo, São Paulo	BRAZIL	TUNGSTEN	ACTIVE
CID003553	Artek LLC	Moscow, Moskva	RUSSIAN FEDERATION	TUNGSTEN	ACTIVE
CID003468	Cronimet Brasil Ltda	Araquari, Santa Catarina	BRAZIL	TUNGSTEN	ACTIVE

CID003417	Jingmen Dewei GEM Tungsten Resources Recycling Co., Ltd.	Shenzhen, Guangdong Sheng	CHINA	TUNGSTEN	ACTIVE
CID003408	JSC "Kirovgrad Hard Alloys Plant"	Kirovgrad, Sverdlovskaya oblast'	RUSSIAN FEDERATION	TUNGSTEN	ACTIVE
CID003416	NPP Tyazhmetprom LLC	Kopeysk, Chelyabinskaya Oblast'	RUSSIAN FEDERATION	TUNGSTEN	ACTIVE
CID000004	A.L.M.T. Corp.	Toyama City, Toyama	JAPAN	TUNGSTEN	CONFORMANT
CID002833	ACL Metais Eireli	Araçariguama, São Paulo	BRAZIL	TUNGSTEN	CONFORMANT
CID002502	Asia Tungsten Products Vietnam Ltd.	Vinh Bao District, Hai Phong	VIET NAM	TUNGSTEN	CONFORMANT
CID002513	Chenzhou Diamond Tungsten Products Co., Ltd.	Chenzhou, Hunan Sheng	CHINA	TUNGSTEN	CONFORMANT
CID002641	China Molybdenum Tungsten Co., Ltd.	Luoyang, Henan Sheng	CHINA	TUNGSTEN	CONFORMANT
CID000258	Chongyi Zhangyuan Tungsten Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	TUNGSTEN	CONFORMANT
CID003401	Fujian Ganmin RareMetal Co., Ltd.	Longyan, Fujian Sheng	CHINA	TUNGSTEN	CONFORMANT
CID002645	Ganzhou Haichuang Tungsten Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	TUNGSTEN	CONFORMANT
CID000875	Ganzhou Huaxing Tungsten Products Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	TUNGSTEN	CONFORMANT
CID002315	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	TUNGSTEN	CONFORMANT
CID002494	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	TUNGSTEN	CONFORMANT
CID000568	Global Tungsten & Powders Corp.	Towanda, Pennsylvania	UNITED STATES OF AMERICA	TUNGSTEN	CONFORMANT
CID000218	Guangdong Xianglu Tungsten Co., Ltd.	Chaozhou, Guangdong Sheng	CHINA	TUNGSTEN	CONFORMANT

CID002541	H.C. Starck Tungsten GmbH	Goslar, Niedersachsen	GERMANY	TUNGSTEN	CONFORMANT
CID000766	Hunan Chenzhou Mining Co., Ltd.	Yuanling, Hunan Sheng	CHINA	TUNGSTEN	CONFORMANT
CID002579	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	Hengyang, Hunan Sheng	CHINA	TUNGSTEN	CONFORMANT
CID000769	Hunan Chunchang Nonferrous Metals Co., Ltd.	Hengyang, Hunan Sheng	CHINA	TUNGSTEN	CONFORMANT
CID003182	Hunan Litian Tungsten Industry Co., Ltd.	Yiyang, Hunan Sheng	CHINA	TUNGSTEN	CONFORMANT
CID002649	Hydrometallurg, JSC	Nalchik, Kabardino-Balkarskaya Respublika	RUSSIAN FEDERATION	TUNGSTEN	CONFORMANT
CID000825	Japan New Metals Co., Ltd.	Akita City, Akita	JAPAN	TUNGSTEN	CONFORMANT
CID002551	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	TUNGSTEN	CONFORMANT
CID002321	Jiangxi Gan Bei Tungsten Co., Ltd.	Xiushui, Jiangxi Sheng	CHINA	TUNGSTEN	CONFORMANT
CID002318	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	Tonggu, Jiangxi Sheng	CHINA	TUNGSTEN	CONFORMANT
CID002317	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	TUNGSTEN	CONFORMANT
CID002316	Jiangxi Yaosheng Tungsten Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	TUNGSTEN	CONFORMANT
CID000966	Kennametal Fallon	Fallon, Nevada	UNITED STATES OF AMERICA	TUNGSTEN	CONFORMANT
CID000105	Kennametal Huntsville	Huntsville, Alabama	UNITED STATES OF AMERICA	TUNGSTEN	CONFORMANT
CID003388	KGETS Co., Ltd.	Siheung-si, Gyeonggi-do	KOREA, REPUBLIC OF	TUNGSTEN	CONFORMANT
CID003407	Lianyou Metals Co., Ltd.	Fangliao, Pingtung	TAIWAN, PROVINCE OF CHINA	TUNGSTEN	CONFORMANT
CID002319	Malipo Haiyu Tungsten Co., Ltd.	Nanfeng Xiaozhai, Yunnan Sheng	CHINA	TUNGSTEN	CONFORMANT

CID002543	Masan High-Tech Materials	Dai Tu, Thái Nguyên	VIET NAM	TUNGSTEN	CONFORMANT
CID002845	Moliren Ltd.	Roshal, Moskovskaja oblast'	RUSSIAN FEDERATION	TUNGSTEN	CONFORMANT
CID002589	Niagara Refining LLC	Depew, New York	UNITED STATES OF AMERICA	TUNGSTEN	CONFORMANT
CID002827	Philippine Chuangxin Industrial Co., Inc.	Marilao, Bulacan	PHILIPPINES	TUNGSTEN	CONFORMANT
CID002542	TANIOBIS Smelting GmbH & Co. KG	Laufenburg, Baden-Württemberg	GERMANY	TUNGSTEN	CONFORMANT
CID001889	Tejing (Vietnam) Tungsten Co., Ltd.	Halong City, Tây Ninh	VIET NAM	TUNGSTEN	CONFORMANT
CID002724	Unecha Refractory metals plant	Unecha, Bryanskaya oblast'	RUSSIAN FEDERATION	TUNGSTEN	CONFORMANT
CID002044	Wolfram Bergbau und Hutten AG	St. Martin i-S, Steiermark	AUSTRIA	TUNGSTEN	CONFORMANT
CID002843	Woltech Korea Co., Ltd.	Gyeongju-si, Gyeongsangbuk-do	KOREA, REPUBLIC OF	TUNGSTEN	CONFORMANT
CID002320	Xiamen Tungsten (H.C.) Co., Ltd.	Xiamen, Fujian Sheng	CHINA	TUNGSTEN	CONFORMANT
CID002082	Xiamen Tungsten Co., Ltd.	Xiamen, Fujian Sheng	CHINA	TUNGSTEN	CONFORMANT
CID002830	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	Ganzhou, Jiangxi Sheng	CHINA	TUNGSTEN	CONFORMANT